Exhibit 10.3

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential.  Double asterisks denote omissions.

AMENDMENT No. 1

to

Clinical Trial Collaboration and Supply Agreement

This Amendment No. 1 to Clinical Trial Collaboration and Supply Agreement (this “Amendment No. 1") is effective as of the date signed by the last party to sign below (the “Amendment No. 1 Effective Date”) and is made and entered into by and among Aveo Pharmaceuticals, Inc., having a place of business at 30 Winter Street, Boston, MA 02108 (“Recipient”) and Bristol-Myers Squibb Company, having a place of business at Route 206 & Province Line Road, Princeton, New Jersey 08543-4000, New York, New York 10154 (“BMS").

RECITALS

WHEREAS, Recipient and BMS entered into that certain Clinical Trial Collaboration and Supply Agreement dated January 26, 2021 (the “Agreement”); and

WHEREAS, Recipient and BMS desire to amend the Agreement to expand the Territory where the Combined Therapy Clinical Trial may be conducted.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants contained herein, Recipient and BMS agree as follows:

1.The terms in this Amendment No. 1 with initial letters capitalized, whether used in the singular or the plural, shall have the meaning set forth herein, or if not defined herein, as set forth in the Agreement.

2.Territory Expansion. Appendix C of the Agreement is hereby deleted in its entirety and replaced with the revised Appendix C attached hereto as Exhibit A.

3.Except as expressly set forth herein, all provisions of the Agreement shall remain unchanged and in full force and effect.

4.This Amendment No. 1 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This Amendment No. 1 may be executed by facsimile or electronic (e.g., .pdf) signatures and such signatures shall be deemed to bind each party hereto as if they were original signatures.

[Signature page follows]

IN WITNESS WHEREOF, Recipient and BMS, intending to be legally bound hereby, have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the date(s) below.

Aveo Pharmaceuticals, Inc.	Bristol-Myers Squibb Company
By: /s/ Michael Bailey	By: /s/ Paul Haluska
Name: Michael Bailey	Name: Paul Haluska
Title: Chief Executive Officer	Title: Head, Clinical Search & Collaborations
Date: 23 March 2021	Date: 25 March 2021

[Signature Page to Amendment No. 1]